Notes and Other Receivables	12 Months Ended
Dec. 31, 2016
Notes and Other Receivables [Abstract]
Notes and Other Receivables

Note 7 - Notes and Other Receivables

Notes and other receivables at December 31, 2016 and 2015 consisted of the following (in thousands):

	December 31, 2016	December 31, 2015
Notes receivable	$--	$900
Other receivables	362	440
Total Notes and Other Receivables	$362	$1,340

Note Receivable

On July 17, 2014, the Company loaned $900,000 to a third party pursuant to the terms of a promissory note. The promissory note accrues interest at a rate of 8% per annum. The Company and the third party are negotiating an extension of the note. A recoverability reserve has been placed against the receivable and accrued interest as of December 31, 2016.

Other Receivables

Other receivables primarily consist of receivables for cooperative reimbursements from vendors; marketing development funds from vendors; interest receivables; and revenue earned under contracts in advance of billings.